UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2016

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: PMC Commercial Trust

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition

The information provided in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 5.07                   Submission of Matters of a Vote of Security Holders

The Annual Meeting of Stockholders was held on May 4, 2015.  A total of 95,451,204 shares were voted in person or by proxy, representing 99.83% of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement.

1. Election of Directors.

			Broker
	For	Withheld	Non-Votes
Douglas Bech	96,192,913	78,311	1,230,637
Robert Cresci	96,191,333	79,891	1,230,637
Kelly Eppich	95,985,868	285,356	1,230,637
Frank Golay, Jr.	96,193,574	77,650	1,230,637
Shaul Kuba	95,986,014	285,210	1,230,637
Richard Ressler	95,986,214	285,010	1,230,637
Avraham Shemesh	95,985,691	285,533	1,230,637

The directors will continue to serve as directors until such time as their successors are duly elected and qualified.

2. Ratification of the selection of BDO USA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	97,452,293
Against	14,901
Abstentions	34,668
Broker Non-Votes	0

The foregoing proposal was approved.

3. Approval of executive compensation by a non-binding advisory vote.

For	95,989,549
Against	259,413
Abstentions	22,262
Broker Non-Votes	1,230,637

The foregoing proposal was approved.

Item 7.01                   Regulation FD Disclosure

A copy of the Company’s Q1 Investor Presentation is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company has posted a copy of the presentation on its Investor Relations page at http://investors.cimcommercial.com/events.cfm.

The information contained in Items 2.02 and 7.01 and Exhibit 99.1 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01                   Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Investor Presentation Q1 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2016

CIM COMMERCIAL TRUST CORPORATION

	By:	/s/ David Thompson
David Thompson, Chief Financial Officer